EXHIBIT 10.5

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT (this “Amendment”), dated as of July 30, 2003, among DIRECTV HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (the “Administrative Agent”) and BANK OF AMERICA, N.A., as Syndication Agent (the “Syndication Agent”, and together with the Administrative Agent, the “Agents”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Agents are parties to a Credit Agreement, dated as of March 6, 2003 (as amended, modified or supplemented from time to time to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend or otherwise modify certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, IT IS AGREED:

I. Amendments to Credit Agreement.

1. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new text at the end of said Section:

“(e) On the First Amendment Effective Date, all outstanding B Term Loans of each Lender that has theretofore executed and delivered a counterpart of the First Amendment to the Administrative Agent in accordance with the terms thereof (each such Lender, a “Consenting Lender” and, collectively, the “Consenting Lenders”) shall be automatically converted into new term loans hereunder (each such term loan, a “Converted B-1 Term Loan” and, collectively, the “Converted B-1 Term Loans”). On or after the First Amendment Effective Date, each Consenting Lender which holds a B Term Note shall be entitled to surrender such B Term Note to the Borrower against delivery of a B-1 Term Note completed in conformity with Section 1.05; provided that if any such B Term Note is not so surrendered then from and after the First Amendment Effective Date such B Term Note shall be deemed to evidence the Converted B-1 Term Loans into which the B Term Loans theretofore evidenced by such B Term Note have been converted. Subject to and upon the terms and conditions set forth herein, each Lender with a B-1 Term Loan Commitment severally agrees to make a term loan or term loans (each, an “Additional B-1 Term Loan” and, collectively, the “Additional B-1 Term Loans”, and, together with the Converted B-1 Term Loans, the “B-1 Term Loans”) to the Borrower, which Additional B-1 Term Loans shall be incurred pursuant to a single drawing on the First Amendment Effective Date. All B-1 Term Loans (i) shall be denominated in Dollars, (ii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that except as otherwise specifically provided in Section 1.10(b), all B-1 Term Loans comprising the same Borrowing shall at all times be of the same Type, and (iii) shall be made by each such Lender in that aggregate principal amount which equals the B-1 Term Loan Commitment of such Lender on the First Amendment Effective Date. Once repaid, B-1 Term Loans may not be reborrowed. Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, in Section 4.02), the proceeds of the Additional B-1 Term Loans shall be immediately applied by the Borrower to repay all outstanding B Term Loans of Non-Consenting Lenders (if any) and all outstanding A-1 Term Loans on the First Amendment Effective Date.”

2. Section 1.03 of the Credit Agreement is hereby amended by inserting the text “, B-1 Term Loans” immediately after the text “B Term Loans” appearing in said Section.

3. Section 1.05(a) of the Credit Agreement is hereby amended by deleting the word “and” appearing at the end of clause (iii) of said Section, inserting a comma in lieu thereof and inserting the following text immediately before the period appearing at the end of said Section:

“and (v) in the case of B-1 Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-5, with blanks appropriately completed (each a “B-1 Term Note” and, collectively, the “B-1 Term Notes”)”.

4. Section 1.07 of the Credit Agreement is hereby amended by inserting the text “, B-1 Term Loan Commitments” immediately after the text “B Term Loan Commitments” appearing in said Section.

5. Section 1.09(vii) of the Credit Agreement is hereby amended by inserting the text “, B-1 Term Loans” immediately after each appearance of the text “A-2 Term Loans” in said Section.

6. Section 3.03 of the Credit Agreement is hereby amended by (i) deleting the text “The Total Commitment (and the Commitment of each Lender)” appearing in clause (a) of said Section and inserting the text “Each of the Total A-1 Term Loan Commitment, the Total A-2 Term Loan Commitment, the Total B Term Loan Commitment and the Total Revolving Loan Commitment (and the corresponding Commitments of each Lender)” in lieu thereof, (ii) redesignating clauses (f) and (g) of said Section as clauses (g) and (h), respectively, (iii) inserting the following new clause (f) immediately following clause (e) of said Section:

“(f) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total B-1 Term Loan Commitment (and the B-1 Term Loan Commitment of each Lender with such a Commitment) shall terminate in its entirety on the First Amendment Effective Date (after giving effect to the incurrence of B-1 Term Loans on such date).”,

(iv) inserting the text “, the Total B-1 Term Loan Commitment” immediately after the text “Total B Term Loan Commitment” appearing in clause (h) of said Section (as redesignated pursuant to clause (ii) above) and (v) inserting the text “, the B-1 Term Loan Commitment” immediately after the text “the B Term Loan Commitment” appearing in clause (h) of said Section (as redesignated pursuant to clause (ii) above).

7. Section 4.01(a) of the Credit Agreement is hereby amended by (i) inserting the text “, B-1 Term Loans” immediately after the text “B Term Loans” appearing in clause (i) of said Section, and (ii) inserting the text “, the B-1 Term Loans to be allocated the B-1 Term Loan Percentage of the amount of such payment” immediately after the parenthetical appearing in clause (iv) of said Section.

8. Section 4.02(c) of the Credit Agreement is hereby amended by (i) inserting the text “(i)” immediately before the text “In addition” appearing at the beginning of said Section and (ii) inserting the following new text at the end of said Section:

“(ii) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of B-1 Term Loans, to the extent then outstanding, as is set forth below opposite each such date (each such repayment, as the same may be reduced as provided in Sections 4.01 or 4.02, a “B-1 Term Loan Scheduled Repayment”):

B-1 Term Loan Scheduled Repayment Date	Amount
March 31, 2004	$12,250,000
March 31, 2005	$12,250,000
March 31, 2006	$12,250,000
March 31, 2007	$12,250,000
March 31, 2008	$12,250,000
September 30, 2008	$290,937,500
March 31, 2009	$290,937,500
September 30, 2009	$290,937,500
B-1 Term Loan Maturity Date	$290,937,500	”.

9. Section 4.02(i) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately after the text “Commitment))” appearing in said Section and inserting a comma in lieu thereof, and (ii) inserting the text “and the B-1 Term Loans (in an amount equal to the B-1 Term Loan Percentage of such aggregate repayment)” immediately before the period appearing at the end of the first sentence of said Section.

10. Section 4.02(k) of the Credit Agreement is hereby amended by (i) redesignating clauses (iii) and (iv) of said Section as clauses (iv) and (v), respectively and (ii) inserting the text “(iii) all then outstanding B-1 Term Loans shall be repaid in full on the B-1 Term Loan Maturity Date” immediately after the comma appearing at the end of clause (ii) of said Section.

11. Section 4.02(l) of the Credit Agreement is hereby amended by (i) inserting the text “or B-1 Term Loans, as the case may be,” immediately after each appearance of the text

“B Term Loans” in the first two sentences of said Section and (ii) inserting the text “or B-1 Term Loans” immediately after the text “B Term Loans” appearing in the sixth sentence of said Section.

12. Section 7.08(a) of the Credit Agreement is hereby amended by inserting the following new sentence at the end of said Section:

“All proceeds of the Additional B-1 Term Loans will be used to repay outstanding B Term Loans of Non-Consenting Lenders (if any) and all outstanding A-1 Term Loans on the First Amendment Effective Date.”

13. Section 8.01(c) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following text in lieu thereof:

“(c) Management Letters. Promptly after the Borrower’s, any of its Subsidiaries’ or the Company’s receipt thereof, a copy of any management letter relating to the Borrower or any of its Subsidiaries received from its certified public accountants and management’s response thereto (so long as the Borrower, such Subsidiary or the Company is not prohibited from doing so by the terms of such letter or the terms of the engagement of such accountants).”

14. Section 8.01(d) of the Credit Agreement is hereby amended by deleting the text “Annexes A through G of the Security Agreement” and inserting the text “Annexes A, B, C, F, H, I, J and K of the Security Agreement” in lieu thereof.

15. Section 9.10 of the Credit Agreement is hereby amended by inserting the text “(commencing with the fiscal quarter ending on June 30, 2003)” immediately after the text “fiscal quarter” appearing in said Section.

16. The definition of “Applicable Margin” appearing in Section 11 of the Credit Agreement is hereby amended by (i) inserting the text “, B-1 Term Loans” immediately after the first appearance of the text “B Term Loans” appearing in said definition, (ii) inserting the text “minus, in the case of B-1 Term Loans, any Applicable Pricing Adjustment as in effect from time to time” immediately prior to the colon appearing at the end of the first paragraph of said definition, (iii) deleting the table appearing in said definition in its entirety and inserting the following new table in lieu thereof:

Level	Leverage Ratio	A-1 Term Loans, A-2 Term Loans and Revolving Loans maintained as Base Rate Loans	A-1 Term Loans, A-2 Term Loans and Revolving Loans maintained as Eurodollar Loans	B Term Loans maintained as Base Rate Loans	B Term Loans maintained as Eurodollar Loans	B-1 Term Loans maintained as Base Rate Loans	B-1 Term Loans maintained as Eurodollar Loans
1	Less than or equal to 2.50:1.00	1.75%	2.75%	2.50%	3.50%	1.75%	2.75%
2	Greater than 2.50:1.00 but less than or equal to 3.00:1.00	2.00%	3.00%	2.50%	3.50%	1.75%	2.75%

Level	Leverage Ratio	A-1 Term Loans, A-2 Term Loans and Revolving Loans maintained as Base Rate Loans	A-1 Term Loans, A-2 Term Loans and Revolving Loans maintained as Eurodollar Loans	B Term Loans maintained as Base Rate Loans	B Term Loans maintained as Eurodollar Loans	B-1 Term Loans maintained as Base Rate Loans	B-1 Term Loans maintained as Eurodollar Loans
3	Greater than 3.00:1.00 but less than or equal to 3.50:1.00	2.25%	3.25%	2.50%	3.50%	1.75%	2.75%
4	Greater than 3.50:1.00 but less than or equal to 4.00:1.00	2.50%	3.50%	2.50%	3.50%	1.75%	2.75%
5	Greater than 4.00:1.00	2.75%	3.75%	2.75%	3.75%	2.00%	3.00%

and (iv) inserting the text “(as adjusted by any Applicable Pricing Adjustment as provided above)” immediately after each reference to “Level 4 pricing” and “Level 5 pricing” appearing in the first and second provisos to said definition.

17. The definition of “Commitment” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, the B-1 Term Loan Commitment” immediately after the text “B Term Loan Commitment” appearing in said definition.

18. The definition of “Maturity Date” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, the B-1 Term Loan Maturity Date” immediately after the text “B Term Loan Maturity Date” appearing in said definition.

19. The definition of “Scheduled Repayments” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, each B-1 Term Loan Scheduled Repayment” immediately after the text “each A-2 Term Loan Scheduled Repayment” appearing in said definition.

20. The definition of “Term Loan” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, each B-1 Term Loan” immediately after the text “each A-2 Term Loan” appearing in said definition.

21. The definition of “Term Note” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, each B-1 Term Note” immediately after the text “each A-2 Term Note” appearing in said definition.

22. The definition of “Tranche” appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the word “four” appearing in said definition and inserting the text “five” in lieu thereof and (ii) inserting the text “, B-1 Term Loans” immediately after the text “B Term Loans” appearing in said definition.

23. Section 11 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

“Additional B-1 Term Loans” shall have the meaning provided in Section 1.01(e).

“Applicable Pricing Adjustment” shall mean on any date, (i) if the Bank Debt Rating assigned by (x) Moody’s is Ba1 or higher and (y) S&P is BB+ or higher, 0.25% and (ii) if the preceding clause (i) is not applicable, 0.00%.

“B-1 Term Loan” shall have the meaning provided in Section 1.01(e).

“B-1 Term Loan Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “B-1 Term Loan Commitment,” as the same may be terminated pursuant to Sections 3.03 and/or 10. Notwithstanding the foregoing, if on the First Amendment Effective Date (immediately prior to the incurrence of Additional B-1 Term Loans on such date) the sum of the B-1 Term Loan Commitments plus the aggregate principal amount of Converted B-1 Term Loans would exceed the aggregate outstanding principal amount of the A-1 Term Loans and B Term Loans immediately prior to the First Amendment Effective Date, then the B-1 Term Loan Commitment of DBTCA shall be reduced by an amount equal to such excess.

“B-1 Term Loan Maturity Date” shall mean the seventh anniversary of the Initial Borrowing Date.

“B-1 Term Loan Percentage” shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is the aggregate principal amount of B-1 Term Loans then outstanding and the denominator of which is the sum of the aggregate principal amount of Term Loans then outstanding plus the Total A-2 Term Loan Commitment at such time.

“B-1 Term Loan Scheduled Repayment” shall have the meaning provided in Section 4.02(c).

“B-1 Term Note” shall have the meaning provided in Section 1.05(a).

“Bank Debt Rating” shall mean, as of each date of determination, the rating (actual or implied) assigned to the Loans by Moody’s and S&P.

“Consenting Lenders” shall have the meaning provided in Section 1.01(e).

“Converted B-1 Term Loans” shall have the meaning provided in Section 1.01(e).

“First Amendment” shall mean the First Amendment to this Agreement, dated as of July 30, 2003.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

“Non-Consenting Lender” shall mean each Lender that is not a Consenting Lender.

“Total B-1 Term Loan Commitment” shall mean, at any time, the sum of the B-1 Term Loan Commitments of each of the Lenders at such time.

24. Section 13.12(a) of the Credit Agreement is hereby amended by inserting the text “, Tranche B-1 Scheduled Repayment” immediately after the text “Tranche A-2 Scheduled Repayment” appearing in said Section.

25. Schedule I to the Credit Agreement is hereby amended by adding thereto the information set forth on Schedule I attached hereto.

26. Exhibit A-1 to the Credit Agreement is hereby amended by inserting the text “[B-1 Term Loans]” immediately after each appearance of the text “[B Term Loans] in said Exhibit.

27. The Credit Agreement is hereby further amended by adding Exhibit B-5 thereto in the form of Exhibit B-5 attached hereto.

28. Exhibit M to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit M in the form of Exhibit M attached hereto.

II. Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:

(a) no Default or Event of Default exists as of the First Amendment Effective Date, both before and after giving effect to this Amendment; and

(b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) the Borrower, each other Credit Party, Lenders constituting the Required Lenders, Lenders constituting Majority Lenders with respect to A-2 Term Loans and each Lender with a B-1 Term Loan Commitment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Neerav Shah (facsimile number 212-354-8113);

(ii) there shall have been delivered to the Administrative Agent for the account of each of the Lenders that have requested same an appropriate B-1 Term Note executed by the Borrower in each case in the amount, maturity and otherwise as provided in the Credit Agreement; and

(iii) all accrued and unpaid interest on all B Term Loans shall have been paid in full.

Unless the Administrative Agent has received actual notice from any Lender that the conditions contained above have not been met with satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent’s good faith determination that the other conditions described above have been met, the First Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the First Amendment Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions specified above).

6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the B-1 Term Loans) shall be fully guaranteed pursuant to the Subsidiaries Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

7. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*     *     *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

DIRECTV HOLDINGS LLC

By:
Name: Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

By:
Name: Title:

BANK OF AMERICA, N.A., Individually and as Syndication Agent

By:
Name: Title:

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF JULY 30, 2003, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 6, 2003, AMONG DIRECTV HOLDINGS LLC, A DELAWARE LIMITED LIABILITY COMPANY, THE VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT REFERRED TO ABOVE, DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

NAME OF INSTITUTION

By:
Name: Title:

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing First Amendment, hereby consents to the entering into of the First Amendment and agrees to the provisions thereof (including, without limitation, Part II, Section 6 thereof).

DIRECTV FINANCING CO, INC. DIRECTV ENTERPRISES, LLC DIRECTV CUSTOMER SERVICES, INC. DIRECTV, INC. DIRECTV MERCHANDISING, INC. DIRECTV OPERATIONS, LLC USSB II, INC.

By:
Name: Title:

The undersigned, being a Credit Party under, and as defined in, the Credit Agreement referenced in the foregoing First Amendment, hereby consents to the entering into of the First Amendment and agrees to the provisions thereof (including, without limitation, Part II, Section 6 thereof).

HUGHES ELECTRONICS CORPORATION

By:
Name: Title:

SCHEDULE I

Lender	B-1 Term Loan Commitment
Deutsche Bank Trust Company Americas	$177,000,000
TOTAL	$177,000,000

EXHIBIT B-5

FORM OF B-1 TERM NOTE

$                                                                                                                                                           New York, New York

[Date]

FOR VALUE RECEIVED, DIRECTV HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), hereby promises to pay to              or its registered assigns (the “Lender”), in lawful money of the United States of America in immediately available funds, at the office of Deutsche Bank Trust Company Americas (the “Administrative Agent”) located at 90 Hudson Street, Jersey City, New Jersey 07302 on the B-1 Term Loan Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of              DOLLARS ($            ) or, if less, the aggregate unpaid principal amount of all B-1 Term Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

This Note is one of the B-1 Term Notes referred to in the Credit Agreement, dated as of March 6, 2003, among the Borrower, the lenders from time to time party thereto (including the Lender), the Administrative Agent and Bank of America, N.A., as Syndication Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”) and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the B-1 Term Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

If an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

DIRECTV HOLDINGS LLC

By:
Name: Title:

EXHIBIT M

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT1

This Assignment and Assumption Agreement (this “Assignment”), is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item [1][2] below ([the] [each, an] “Assignor”) and [the] [each] Assignee identified in item 2 below ([the] [each, an] “Assignee”). [It is understood and agreed that the rights and obligations of such [Assignees][and Assignors] hereunder are several and not joint.] Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”). The Standard Terms and Conditions for Assignment and Assumption Agreement set forth in Annex 1 hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from [the][each] Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of [the][each] Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the [respective] Assignor’s outstanding rights and obligations under the respective Tranches identified below (including, to the extent included in any such Tranches, Letters of Credit and Swingline Loans) ([the] [each, an] “Assigned Interest”). [Each] [Such] sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment, without representation or warranty by [the][any] Assignor.

[1. Assignor:
2. Assignee:	][2]

[1][3]. Credit Agreement:	Credit Agreement, dated as of March 6, 2003, among DIRECTV Holdings LLC, the lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent and Bank of America, N.A., as Syndication Agent.

[1]	This Form of Assignment and Assumption Agreement should be used by Lenders for an assignment to a single Assignee or to funds managed by the same or related investment managers.
[2]	If the form is used for a single Assignor and Assignee, items 1 and 2 should list the Assignor and the Assignee, respectively. In the case of an assignment to funds managed by the same or related investment managers, or an assignment by multiple Assignors, the Assignors and the Assignee(s) should be listed in the table under bracketed item 2 below.

Exhibit M

[2. Assigned Interest:[3]

Assignor	Assignee		Tranche Assigned[4]	Aggregate Amount of Commitment/Loans under Relevant Tranche for all Lenders	Amount of Commitment/Loans under Relevant Tranche Assigned	Percentage of Assigned Commitment/Loans under Relevant Tranche[5]
[Name of Assignor]	[Name of Assignee	]	A-1 Term Loans	__________	__________	________%

[Name of Assignor]	[Name of Assignee	]	A-2 Term Loans	__________	__________	________%

[Name of Assignor]	[Name of Assignee	]	B Term Loans	__________	__________	________%

[Name of Assignor]	[Name of Assignee	]	B-1 Term Loans	__________	__________	________%

[Name of Assignor]	[Name of Assignee	]	Revolving Loans	__________	__________	________%]

[3]	Insert this chart if this Form of Assignment and Assumption Agreement is being used for assignments to funds managed by the same or related investment managers or for an assignment by multiple Assignors. Insert additional rows as needed.
[4]	For complex multi-tranche assignments a separate chart for each tranche should be used for ease of reference.
[5]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder for the respective Tranche.

Exhibit M

[4. Assigned Interest:[6]

Tranche Assigned	Aggregate Amount of Commitment/Loans under Relevant Tranche for all Lenders	Amount of Commitment/Loans under Relevant Tranche Assigned	Percentage of Assigned Commitment/Loans under Relevant Tranche[7]
A-1 Term Loans	$	$	%

A-2 Term Loans	$	$	%

B Term Loans	$	$	%

B-1 Term Loans	$	$	%

Revolving Loans	$	$	%]

Effective Date             ,         , 200    .

Assignor[s] Information		Assignee[s] Information
Payment Instructions:		Payment Instructions:

	Reference:		Reference:
Notice Instructions:		Notice Instructions:

	Reference:		Reference:

[6]	Insert this chart if this Form of Assignment and Assumption Agreement is being used by a single Assignor for an assignment to a single Assignee.
[7]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

Exhibit M

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]		ASSIGNEE [NAME OF ASSIGNEE][8]

By:		By:
	Name: Title:		Name: Title:

[8]	Add additional signature blocks, as needed, if this Form of Assignment and Assumption Agreement is being used by funds managed by the same or related investment managers.

Exhibit M

[Consented to and]9 Accepted:

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Administrative Agent

By:
Name: Title:

[DIRECTV HOLDINGS LLC

By:
Name: Title:][10]

[9]	Insert only if assignment is being made to an Eligible Transferee pursuant to Section 13.04(b)(y) of the Credit Agreement.

[10]	Insert only if (i) no Event of Default or Default under the Credit Agreement is then in existence and (ii) the assignment is being made to an Eligible Transferee pursuant to 13.04(b)(y) of the Credit Agreement.

ANNEX 1

to

EXHIBIT M

DIRECTV HOLDINGS LLC

CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT

AND ASSUMPTION AGREEMENT

1. Representations and Warranties.

1.1. Assignor. [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [its] Assigned Interest, (ii) [the] [its] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document delivered pursuant thereto (other than this Assignment) or any collateral thereunder, (iii) the financial condition of the Borrower, any of its respective Subsidiaries or affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) confirms that it is (A) a Lender, (B) a parent company and/or an affiliate of the Assignor which is at least 50% owned by the Assignor or its parent company, (C) in the event the Assignor is a fund that invests in bank loans, a fund that invests in bank loans and is managed by the same investment advisor of the Assignor or by an affiliate of such investment advisor or (D) an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01(a) or (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision and (v) if it is organized under the laws of a jurisdiction outside the United States, attached to this Assignment is any tax documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each such] Assignee; (b) agrees that it will, independently and without reliance upon the Administrative Agent, [the][each] Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes each of the Administrative Agent, the Syndication Agent, the Co-Documentation Agents and the Collateral Agent to take such action as agent on its behalf and to

Annex 1

exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to or otherwise conferred upon the Administrative Agent, the Syndication Agent, the Co-Documentation Agents or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2. Payment. From and after the Effective Date, the Administrative Agent shall make all payments in respect [the] [each] Assigned Interest (including payments of principal, interest, fees, commissions and other amounts) to [the][each] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

3. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

4. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of the Assignment. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW).

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